UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                                   of the
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: October 15, 2004

                               Dark Dynamite, Inc.
           (Exact name of registrant as specified in its charter)

                                    NEVADA
        (State or other jurisdiction of incorporation or organization)






       000-17303                                             65-1021346
      ---------                                               ----------
(Commission File Number)                  (IRS Employer Identification Number)




                            c/o Jared Gold President
           63 West 100 South, 2nd FL Studio, Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 746-3435
              (Registrant's telephone number, including area code)













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ITEM 8 :          OTHER EVENTS

On October 15 , 2004, Dark Dynamite, Inc. (the "Company") approved for filing with the Secretary of State for Nevada a "Certificate of Determination of the Rights and Preferences of Preferred Stock of Dark Dynamite, Inc." This document sets forth and designates the rights and privileges of the Preferred Stock of the Company authorized in the amount of 5,000,000 shares, the total number of preferred shares authorized by the Company=s Articles of Incorporation.

The Preferred Stock is designated as having a par value of $0.01 per share, and is designated as senior to the Common Stock, and any subsequently authorized series or class of the Company's Preferred Stock. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the shares have a priority right of $0.01 per share in any such instance. These shares are given the same voting rights as Common Shares on a twenty-five for-one (25 for 1) basis.

Rights to dividends are granted to the holders of the Preferred Stock, equal to those of the Common Stock, when, if declared by the Directors of the Company, they are to be paid in cash or in common stock, equal to market value, at the election of the Company. The Preferred Stock have conversion rights if the common stock issuable upon conversion shall be changed into the same, or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise.

The information provided hereinabove is merely a synopsis of the basic terms of the determination document referenced above, which descriptions are qualified in their entirety by the terms of the document itself, which document is attached hereto as an exhibit and thereby incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits The following exhibits are included as part of this report:


    Exhibit         Page      Description
      No.            No.

        1             4       Certificate of Determination of the Rights and Preferences of Preferred Stock of
                              Dark Dynamite, Inc.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of October, 2004.

                                               Dark Dynamite, Inc.
                                              __/s/ Jared Gold__________
                                              Jared Gold, President








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                          CERTIFICATE OF DETERMINATION
                OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK
                               OF DARK DYNAMITE INC.

     WHEREAS, the Articles of Incorporation of Dark Dynamite Inc., a corporation organized and existing under the laws of Nevada (the "Company"), as amended, provide that the Company has authorized Five Million (5,000,000) shares of par value $0.01 preferred stock ("Preferred Stock") and, further, that this be the designation, powers, preferences and relative participating, option or other special rights and qualification, limitations or restrictions of the shares of such Preferred Stock as may be issued from time to time in one or more series, each of such series to have such voting powers, designation, preferences, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as expressed herein or in a resolution or resolutions, providing for the issuance of such series, adopted by the directors; and

   WHEREAS, THE COMPANY DOES HEREBY CERTIFY that pursuant to the authority contained in its Articles of Incorporation, and in accordance with the provisions of applicable law of Nevada, the Company=s directors have duly adopted the following resolutions determining the Designations, Rights and Preferences of a special class of its authorized Preferred Stock, herein designated as Preferred Stock.

         RESOLVED, that pursuant to the authority vested in the directors of this Company by its Articles of Incorporation, the class of preferred stock of the Company be and is hereby designated for all 5,000,000 shares of Preferred Stock available for issuance, such stock to be designated as Preferred Stock (the "Preferred Stock"), consisting of all Five Million (5,000,000) shares, of which the preferences and relative rights and qualifications, limitations or restrictions thereof (in addition to those set forth in the Company's Articles of Incorporation), shall be as follows:

1.       DEFINITIONS

         Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Company and any other stock of the Company, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of Preferred Stock) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

         Issue Date. The term "Issue Date" shall mean the date that shares of Preferred are first issued by the Company.

         Junior Stock. The term "Junior Stock" shall mean, for purposes of these resolutions, any class or series of stock of the Company authorized after the Issue Date not entitled to receive any dividends in any dividend period unless any dividends required to have been paid or declared and set apart for payment on the Preferred shall have been so paid or declared and set apart for payment and, for purposes of these resolutions, shall mean Common Stock and any other class or series of stock of the Company authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series A Preferred shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

         Parity Stock. The term "Parity Stock" shall mean, for purposes of these resolutions the Common Stock and any other class or series of stock of the Company authorized after the Issue Date entitled to receive payment of dividends subject only to those preferential rights of dividends granted to the Preferred shares and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company subject to only those preferential rights and preference granted to the Preferred Stock.

         Senior Stock. The term "Senior Stock" shall mean, for purposes of these resolutions, any class or series of stock of the Company authorized before the Issue Date of the Preferred Stock, except for those preferential rights as granted herein, shall have been paid or set aside to be paid, and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date ranking equal to the Preferred Stock and the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company except for those preferential rights granted to the Preferred Stock herein.

2.       Rights, Powers and Preferences

         The Preferred Stock shall have the voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as follows:

         A. Designation and Amount. All of the presently authorized preferred shares, Five Million (5,000,000) shares of par value $0.01 preferred stock shall be designated as shares of "Preferred Stock" and par value shall remain at $0.01 per share.

         B. Rank. The Preferred Stock shall be senior to the Common Stock and any subsequently authorized series or class of the Company's Preferred Stock.


         C.       Liquidation Rights.

                  (i)      In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the
                           Company, an amount equal to $0.01 per share.  Then all of the assets of the
                           Company available to be distributed shall be distributed ratably to the holders of the
                           Preferred Stock and then to the holders of other outstanding shares of capital stock of the Company.  If upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the
                           Preferred Stock shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratably to the holders of the Preferred Stock.

                  (ii) None of the following events shall be treated as or deemed to be a liquidation hereunder:

                           (a) A merger, consolidation or reorganization of the Company;

                           (b)      A sale or other transfer of all or
                                    substantially all of the Company's assets;

                           (c)      A sale of 50% or more of the Company's
                                    capital stock then issued and outstanding;

                           (d) A purchase or redemption by the Company of stock of any class; or

                           (e) Payment of a dividend or distribution from funds legally available therefor.

         D. Voting Rights. In all matters the Preferred Stock shall have the same voting rights as the Common Stock on a twenty five-for-one basis and any proposal upon which a vote of shareholders is taken must receive a majority of the votes from both the Preferred Stock and the Common Stock to be approved. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Preferred Stock shall not be subject to adjustment unless such stock split shall be applied to the Preferred Stock.

3.       Dividends

         The holders of the Preferred Stock shall be entitled to receive Common Stock dividends when, as, and if declared by the directors of the Company, to be paid in cash or in Market Value of the Company's common stock at the election of the Company. "Market Value", for the purposes of this Certificate of Determination shall mean the average of the bid and ask prices for the common stock of the Company for the five business days preceding the declaration of a dividend by the Board of Directors.

         Without prior written consent of the majority of the holders of Preferred Stock, so long as any shares of Preferred Stock shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Company make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51% of the outstanding voting stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Preferred Stock shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof and the Redemption Price is set apart.

4.       Conversion

         The Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

         A. Holder's Optional Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder(s), on the Conversion Basis in effect at the time of conversion. Such right to convert shall commence as of the Issue Date and shall continue thereafter for a period of ten years, such period ending on the tenth anniversary of the Issue Date. In the event that the holder(s) of the Preferred Stock elect to convert such shares into Common Stock, the holder(s) shall have sixty (60) days from the date of such notice in which to tender their shares of Preferred Stock to the Company.

         B. Conversion Basis. Each share of Preferred Stock shall be convertible into twenty-five (25) shares of the Company's Common Stock.

         C. Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall (i) give written notice to the Company, at the office of the Company or of its transfer agent for the Common Stock or the Preferred Stock, that he elects to convert the same and shall state therein the number of shares of Preferred Stock being converted; and (ii) surrender the certificate or certificates therefor, duly endorsed. Thereupon the Company shall promptly issue and deliver to such holder of Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. The conversion shall be deemed to have been made and the resulting shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and surrender of the shares of Preferred Stock.

         D.       Adjustments to the Conversion Basis.

                  (i) Stock Splits and Combinations. At any time after the Company first issues the Preferred Stock and while any of the shares of Preferred Stock remain outstanding, if the Company shall effect a subdivision or combination of the Common Stock subject to the Protective Provisions (as defined below), the Conversion Basis then in effect immediately before that subdivision or combination shall be proportionately adjusted. Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (ii) Reclassification, Exchange or Substitution. At any time after the Company first issues the Preferred Stock and while any of the shares of Preferred Stock remain outstanding, if the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustments as provided herein.

                  (iii) Reorganization, Mergers, Consolidations or Sales of Assets. At any time after the Company first issues the Preferred Stock and while any of such shares remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Preferred Stock thereafter shall be entitled to receive upon conversion of the Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Preferred Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale.

         E.       Notices of Record Date.  In the event of any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, entity, or person, or any voluntary or involuntary dissolution, liquidating, or winding up of the Company, the Company shall mail to each holder of Preferred Stock at least 30 days prior to the record date specified therein, a notice specifying the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and the time, if any is to be fixed, as to when the holders of record of Common
                  Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up.

         F. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall issue one share of the Company's
                  Common Stock on the date of conversion, as determined in good faith by the Company's directors.

         G. Reservation of Stock Issuable Upon Conversion. At such time as the Company increases its authorized capital resulting in a sufficient number of shares of Common Stock becoming available for the conversion of the Preferred Stock, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, a number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock.

5.       Protective Provisions

Notwithstanding anything contained herein to the contrary, as long as any of the Preferred Stock shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of shares of Preferred Stock outstanding:

         A. Alter or change the rights, preferences or privileges of the Preferred Stock by way of reverse stock split, reclassification, merger, consolidation or otherwise, so as to adversely affect in any manner the voting rights including number of votes presently allowed.

         B.       Increase the authorized number of Preferred Shares.

         C. Create any new class of shares having preferences over or being on a parity with the Preferred Stock as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Preferred Stock then outstanding.

         D.       Repurchase any of the Company's Common Stock.

         E. Merge or consolidate with any other Company, except into or with a wholly-owned subsidiary of the Company with the requisite shareholder approval.

         F. Sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Company.

         G. Incur, assume or guarantee any indebtedness (other than such as may be represented by the obligation to pay rent under leases) maturing more than 18 months after the date on which it is incurred, assumed or guaranteed by the Company, except purchase money obligations, obligations assumed as part of the price of property purchased, or the extension, renewal or refunding of any thereof.

6.       Reissuance

         Any share or shares of Preferred Stock acquired by the Company may be reissued as Preferred Stock, and all such shares thereafter shall be returned to the status of unissued shares of Preferred Stock of the Company.

7.       Headings or Subdivisions

         The heading of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereto.

8.       Severability of Provisions

         If any right, preference or limitation of the Preferred Stock set forth in this designation (as such designation may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

9.       Status of Reacquired Stock

         Shares of Preferred Stock which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of Nevada law, have the status of authorized and unissued shares of Preferred Stock and may be redesignated and reissued in any series or class.

IN WITNESS WHEREOF, the undersigned Director, president and secretary of DARK DYNAMITE, INC., a Nevada corporation, did hereby execute this Certificate effective the 15th day of October, 2004.


/s/ Jared Gold

Jared Gold,
President, Director & Secretary